UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

United States Steel Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following fact sheet was provided to customers by United States Steel Corporation on December 18, 2023.

Unlocks More for Customers Through Expanded Capabilities, Innovation and a Global Platform • Nippon Steel Corporation (NSC) and U. S. Steel will share their world-leading technologies and manufacturing capabilities to be at the forefront of innovation and digital transformation in steelmaking for the benefit of customers. • The transaction combines cutting-edge technologies across NSC and U. S. Steel to advance innovation and deliver high-grade steel products, such as electrical steel and automotive flat steel to customers around the world. • NSC’s technology and products will further advance the technical capabilities of U. S. Steel’s Mined, Melted and Made in America portfolio of products, better supporting the evolving demand of customers in the United States. Commits to Maintaining Strong Customer and Stakeholder Relations • NSC will maintain the U. S. Steel brand, which will continue to deliver the same high-quality steels and reliability that U. S. Steel customers have come to expect. • NSC’s existing operations and technical expertise across 15 countries including the United States, the combined company will leverage its global platform and enhanced product offerings to better serve future customer needs. Drives the Global Steel Industry Towards Decarbonization and a Sustainable World • NSC and U. S. Steel share a commitment to decarbonization and achieving our respective 2050 goals. • We also recognize that solving sustainability challenges is a fundamental pillar of a steelmaker’s existence and growth. That work includes delivering innovative steel solutions for people and the planet that support our customers’ decarbonization efforts. • A key area of collaboration post-transaction will be to continue to advance this goal and drive alternative technologies in decarbonization. Team remains focused on safety and responsibly executing across all operations, while continuing to deliver for our customers. • Ensuring customers continue to receive best-in-class service is important to us. • Our primary objective remains providing customers with the differentiated, innovative and sustainable solutions they’ve come to expect from U. S. Steel. Questions? Please contact your existing U. S. Steel commercial contact. MOVING FORWARD TOGETHER AS THE BEST STEELMAKER WITH WORLD-LEADING CAPABILITIES … FOR OUR CUSTOMERS UNTIL TRANSACTION IS COMPLETE, IT IS BUSINESS AS USUAL Strategic Benefits: 3 Things to Know 1

“ For customers, U. S. Steel and NSC create a truly global steel company with combined capabilities and innovation capable of meeting our customers’ evolving needs. Today’s announcement also benefits the United States – ensuring a competitive, domestic steel industry, while strengthening our presence globally. Our shared decarbonization focus is expected to enhance and accelerate our ability to provide customers with innovative steel solutions to meet sustainability goals.” David B. Burritt President and Chief Executive Officer U. S. Steel We are excited that this transaction brings together two companies with world-leading technologies and manufacturing capabilities, demonstrating our mission to serve customers worldwide, as well as our commitment to building a more environmentally friendly society through the decarbonization of steel.” Eiji Hashimoto President Nippon Steel Corporation Q&A Q. Who do I call to inquire about placing a new order or checking on an existing order? A. Until the transaction has closed, we remain separate companies and you need to contact your existing U. S. Steel commercial contact. Q. Will my existing contracts/agreements be impacted? A. Until close, U. S. Steel and NSC remain separate companies, and your contract with either company will not be impacted by this transaction. Please contact your appropriate commercial contact regarding any questions you may have. Q. Where do I send purchase orders given this announcement? A. As of December 18, 2023, things remain business as usual and you will need to contact your usual commercial contacts on all sales and service-related matters, just as you would have a week or a month ago. Q. Is NSC now setting prices at U. S. Steel based on this announcement today? A. No, until the transaction is officially closed, we remain separate companies and will continue to operate that way. “ 2

The following fact sheet was made available by United States Steel Corporation on December 18, 2023.

Additional Information and Where to Find It This fact sheet relates to the proposed transaction between the United States Steel Corporation (the “Company”) and NSC. In connection with the proposed transaction, the Company will file relevant materials with the United States Securities and Exchange Commission (“SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). The information in the preliminary Proxy Statement will not be complete and may be changed. The definitive Proxy Statement will be delivered to stockholders of the Company. The Company may also file other documents with the SEC regarding the proposed transaction. This fact sheet is not a substitute for the Proxy Statement or for any other document that may be filed with the SEC in connection with the proposed transaction. The proposed transaction will be submitted to the Company’s stockholders for their consideration. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, NSC AND THE PROPOSED TRANSACTION. The Company’s stockholders will be able to obtain free copies of the preliminary Proxy Statement and the definitive Proxy Statement (in each case, if and when available), as well as other documents containing important information about the Company, NSC and the proposed transaction once such documents are filed with the SEC, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the other documents filed with the SEC by the Company can also be obtained, without charge, by directing a request to United States Steel Corporation, 600 Grant Street, Pittsburgh, Pennsylvania 15219, Attention: Corporate Secretary; telephone412-433-1121, or from the Company’s website (www.ussteel.com). Participants in the Solicitation NSC, the Company and their directors, and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction. Information regarding the directors and executive officers of the Company who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement when it is filed with the SEC. Information about these persons is included in each company’s annual proxy statement and in other documents subsequently filed with the SEC, and will be included in the Proxy Statement when filed. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph. Forward-Looking Statements This fact sheet contains information regarding the Company and NSC that may constitute “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, that are subject to risks and uncertainties. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about future operating or financial results, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements and changes in the global economic environment, as well as statements regarding the proposed transaction, including the timing of the completion of the transaction. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only the Company’s beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of the Company’s or NSC’s control. It is possible that the Company’s or NSC’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management of the Company or NSC, as applicable, believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s or NSC’s historical experience and our present expectations or projections. Risks and uncertainties include without limitation: the ability of the parties to consummate the proposed transaction on a timely basis or at all; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could cause the parties to terminate the definitive agreement and plan of merger relating to the proposed transaction (the “Merger Agreement”); the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that the Company’s stockholders may not approve the proposed transaction; the risks and uncertainties related to securing the necessary stockholder approval; the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock or NSC’s common stock or American Depositary Receipts; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company or NSC to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending proposed transaction could distract management of the Company. The Company directs readers to its Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and the other documents it files with the SEC for other risks associated with the Company’s future performance. These documents contain and identify important factors that could cause actual results to differ materially from those contained in the forward-looking statements. Risks related to NSC’s forward-looking statements include, but are not limited to, changes in regional and global macroeconomic conditions, particularly in Japan, China and the United States; excess capacity and oversupply in the steel industry; unfair trade and pricing practices in NSC’s regional markets; the possibility of low steel prices or excess iron ore supply; the possibility of significant increases in market prices of essential raw materials; the possibility of depreciation of the value of the Japanese yen against the U.S. dollar and other major foreign currencies; the loss of market share to substitute materials; NSC’s ability to reduce costs and improve operating efficiency; the possibility of not completing planned alliances, acquisitions or investments, or such alliances, acquisitions or investments not having the anticipated results; natural disasters and accidents or unpredictable events which may disrupt NSC’s supply chain as well as other events that may negatively impact NSC’s business activities; risks relating to CO2 emissions and NSC’s challenge for carbon neutrality; the economic, political, social and legal uncertainty of doing business in emerging economies; the possibility of incurring expenses resulting from any defects in our products or incurring additional costs and reputational harm due to product defects of other steel manufacturers; the possibility that we may be unable to protect our intellectual property rights or face intellectual property infringement claims by third parties; changes in laws and regulations of countries where we operate, including trade laws and tariffs, as well a tax, environmental, health and safety laws; and the possibility of damage to our reputation and business due to data breaches and data theft. All information in this fact sheet is as of the date above. Neither the Company nor NSC undertakes any duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s or NSC’s expectations whether as a result of new information, future events or otherwise, except as required by law. 3

United States Steel Corporation

U.S. STEEL AND NIPPON STEEL CORPORATION (NSC) TRANSACTION IS THE CULMINATION OF A COMPREHENSIVE AND THOROUGH STRATEGIC ALTERNATIVES REVIEW PROCESS

Transaction delivers significant, certain and immediate value for U. S. Steel stockholders

PROCESS LED BY INDEPENDENT BOARD MEMBERS AND OUTSIDE FINANCIAL & LEGAL ADVISORS

12	3	2
Independent Directors	Financial Advisory Firms	Legal Advisory Firms

INITIAL ASSESSMENT

- Having received multiple unsolicited private and public proposals, launched strategic alternatives review process in August 2023
- Executed confidentiality agreements and shared information package including confidential information memorandum with numerous interested parties

DETAILED DILIGENCE & ENGAGEMENT WITH MULTIPLE PARTIES

- Launched detailed due diligence, including multiple site visits, with selected parties
- Received multiple non-binding indications of interest

EXTENSIVE NEGOTIATIONS LEADING TO TRANSACTION APPROVAL

- Held multiple Board meetings throughout process
- Negotiations with multiple bidders
- Ultimately received fairness opinions from independent financial advisors
- Following comprehensive and thorough process, the Board unanimously approved transaction with NSC as the alternative that is in the best interests of stockholders and determined, in accordance with the USW contract, that this transaction is superior to, and more favorable to, USS and / or its stockholders than the other transactions contemplated

KEY TRANSACTION HIGHLIGHTS & DETAILS

Superior stockholder value	**$55.00** per share or $14.9 billion enterprise value	**142%** premium (to U. S. Steel's undisturbed closing stock price on August 11, 2023)
Delivers significant value for stockholders	Certain and immediate value through an all-cash consideration	
Fully committed financing	NSC plans to fund the transaction through proceeds mainly from borrowings from certain Japanese banks and has already secured financing commitments, no financing conditions	
Committed to partnering with the United Steelworkers Union (USW)	NSC will assume all USW agreements, including all collective bargaining agreements	

COMMITTED TO AMERICAN STEEL, INNOVATION, JOBS AND COMMUNITIES

Maintains U. S. Steel iconic name and headquarters in Pittsburgh, PA

Shared desire to create best steelmaker with world-leading capabilities

Combines cutting-edge technologies

Combined workforce recognized as critical for operations in the U.S. and globally

Values continuity in strong relationships with U. S. Steel's stakeholders



For more information, visit
www.bestdealforamericansteel.com

Additional Information and Where to Find It This fact sheet relates to the proposed transaction between the United States Steel Corporation (the “Company”) and NSC. In connection with the proposed transaction, the Company will file relevant materials with the United States Securities and Exchange Commission (“SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). The information in the preliminary Proxy Statement will not be complete and may be changed. The definitive Proxy Statement will be delivered to stockholders of the Company. The Company may also file other documents with the SEC regarding the proposed transaction. This fact sheet is not a substitute for the Proxy Statement or for any other document that may be filed with the SEC in connection with the proposed transaction. The proposed transaction will be submitted to the Company’s stockholders for their consideration. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, NSC AND THE PROPOSED TRANSACTION. The Company’s stockholders will be able to obtain free copies of the preliminary Proxy Statement and the definitive Proxy Statement (in each case, if and when available), as well as other documents containing important information about the Company, NSC and the proposed transaction once such documents are filed with the SEC, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the other documents filed with the SEC by the Company can also be obtained, without charge, by directing a request to United States Steel Corporation, 600 Grant Street, Pittsburgh, Pennsylvania 15219, Attention: Corporate Secretary; telephone412-433-1121, or from the Company’s website www.ussteel.com. Participants in the Solicitation NSC, the Company and their directors, and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction. Information regarding the directors and executive officers of the Company who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement when it is filed with the SEC. Information about these persons is included in each company’s annual proxy statement and in other documents subsequently filed with the SEC, and will be included in the Proxy Statement when filed. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph. Forward-Looking Statements This fact sheet contains information regarding the Company and NSC that may constitute “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, that are subject to risks and uncertainties. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about future operating or financial results, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements and changes in the global economic environment, as well as statements regarding the proposed transaction, including the timing of the completion of the transaction. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only the Company’s beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of the Company’s or NSC’s control. It is possible that the Company’s or NSC’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management of the Company or NSC, as applicable, believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s or NSC’s historical experience and our present expectations or projections. Risks and uncertainties include without limitation: the ability of the parties to consummate the proposed transaction on a timely basis or at all; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could cause the parties to terminate the definitive agreement and plan of merger relating to the proposed transaction (the “Merger Agreement”); the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that the Company’s stockholders may not approve the proposed transaction; the risks and uncertainties related to securing the necessary stockholder approval; the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock or NSC’s common stock or American Depositary Receipts; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company or NSC to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending proposed transaction could distract management of the Company. The Company directs readers to its Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and the other documents it files with the SEC for other risks associated with the Company’s future performance. These documents contain and identify important factors that could cause actual results to differ materially from those contained in the forward-looking statements. Risks related to NSC’s forward-looking statements include, but are not limited to, changes in regional and global macroeconomic conditions, particularly in Japan, China and the United States; excess capacity and oversupply in the steel industry; unfair trade and pricing practices in NSC’s regional markets; the possibility of low steel prices or excess iron ore supply; the possibility of significant increases in market prices of essential raw materials; the possibility of depreciation of the value of the Japanese yen against the U.S. dollar and other major foreign currencies; the loss of market share to substitute materials; NSC’s ability to reduce costs and improve operating efficiency; the possibility of not completing planned alliances, acquisitions or investments, or such alliances, acquisitions or investments not having the anticipated results; natural disasters and accidents or unpredictable events which may disrupt NSC’s supply chain as well as other events that may negatively impact NSC’s business activities; risks relating to CO2 emissions and NSC’s challenge for carbon neutrality; the economic, political, social and legal uncertainty of doing business in emerging economies; the possibility of incurring expenses resulting from any defects in our products or incurring additional costs and reputational harm due to product defects of other steel manufacturers; the possibility that we may be unable to protect our intellectual property rights or face intellectual property infringement claims by third parties; changes in laws and regulations of countries where we operate, including trade laws and tariffs, as well a tax, environmental, health and safety laws; and the possibility of damage to our reputation and business due to data breaches and data theft. All information in this fact sheet is as of the date above. Neither the Company nor NSC undertakes any duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s or NSC’s expectations whether as a result of new information, future events or otherwise, except as required by law.

The following information was posted on United States Steel Corporation’s microsite on December 18, 2023.

Additional Information and Where to Find It This communication relates to the proposed transaction between the United States Steel Corporation (the “Company”) and NSC. In connection with the proposed transaction, the Company will file relevant materials with the United States Securities and Exchange Commission (“SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). The information in the preliminary Proxy Statement will not be complete and may be changed. The definitive Proxy Statement will be delivered to stockholders of the Company. The Company may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Proxy Statement or for any other document that may be filed with the SEC in connection with the proposed transaction. The proposed transaction will be submitted to the Company’s stockholders for their consideration. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, NSC AND THE PROPOSED TRANSACTION. The Company’s stockholders will be able to obtain free copies of the preliminary Proxy Statement and the definitive Proxy Statement (in each case, if and when available), as well as other documents containing important information about the Company, NSC and the proposed transaction once such documents are filed with the SEC, without charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and the other documents filed with the SEC by the Company can also be obtained, without charge, by directing a request to United States Steel Corporation, 600 Grant Street, Pittsburgh, Pennsylvania 15219, Attention: Corporate Secretary; telephone412-433-1121, or from the Company’s website www.ussteel.com. Participants in the Solicitation NSC, the Company and their directors, and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed transaction. Information regarding the directors and executive officers of the Company who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement when it is filed with the SEC. Information about these persons is included in each company’s annual proxy statement and in other documents subsequently filed with the SEC, and will be included in the Proxy Statement when filed. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph. Forward-Looking Statements This communication contains information regarding the Company and NSC that may constitute “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws, that are subject to risks and uncertainties. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may” and similar expressions or by using future dates in connection with any discussion of, among other things, statements expressing general views about future operating or financial results, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements and changes in the global economic environment, as well as statements regarding the proposed transaction, including the timing of the completion of the transaction. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include all statements that are not historical facts, but instead represent only the Company’s beliefs regarding future goals, plans and expectations about our prospects for the future and other events, many of which, by their nature, are inherently uncertain and outside of the Company’s or NSC’s control. It is possible that the Company’s or NSC’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management of the Company or NSC, as applicable, believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's or NSC’s historical experience and our present expectations or projections. Risks and uncertainties include without limitation: the ability of the parties to consummate the proposed transaction on a timely basis or at all; the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could cause the parties to terminate the definitive agreement and plan of merger relating to the proposed transaction (the “Merger Agreement”); the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that the Company’s stockholders may not approve the proposed transaction; the risks and uncertainties related to securing the necessary stockholder approval; the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock or NSC’s common stock or American Depositary Receipts; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company or NSC to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and the risk the pending proposed transaction could distract management of the Company. The Company directs readers to its Form 10-K for the year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and the other documents it files with the SEC for other risks associated with the Company’s future performance. These documents contain and identify important factors that could cause actual results to differ materially from those contained in the forward-looking statements. Risks related to NSC’s forward-looking statements include, but are not limited to, changes in regional and global macroeconomic conditions, particularly in Japan, China and the United States; excess capacity and oversupply in the steel industry; unfair trade and pricing practices in NSC’s regional markets; the possibility of low steel prices or excess iron ore supply; the possibility of significant increases in market prices of essential raw materials; the possibility of depreciation of the value of the Japanese yen against the U.S. dollar and other major foreign currencies; the loss of market share to substitute materials; NSC’s ability to reduce costs and improve operating efficiency; the possibility of not completing planned alliances, acquisitions or investments, or such alliances, acquisitions or investments not having the anticipated results; natural disasters and accidents or unpredictable events which may disrupt NSC’s supply chain as well as other events that may negatively impact NSC’s business activities; risks relating to CO2 emissions and NSC’s challenge for carbon neutrality; the economic, political, social and legal uncertainty of doing business in emerging economies; the possibility of incurring expenses resulting from any defects in our products or incurring additional costs and reputational harm due to product defects of other steel manufacturers; the possibility that we may be unable to protect our intellectual property rights or face intellectual property infringement claims by third parties; changes in laws and regulations of countries where we operate, including trade laws and tariffs, as well a tax, environmental, health and safety laws; and the possibility of damage to our reputation and business due to data breaches and data theft. All information in this communication is as of the date above. Neither the Company nor NSC undertakes any duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s or NSC’s expectations whether as a result of new information, future events or otherwise, except as required by law.